UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of the shareholders of American Express Company (the “Company”) was held on May 2, 2011.  The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

(b)

1.           Election of Directors.
	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Daniel F. Akerson	879,907,747	17,395,049	114,830,508
Charlene Barshefsky	838,801,106	58,501,690	114,830,508
Ursula M. Burns	884,033,181	13,269,615	114,830,508
Kenneth I. Chenault	862,216,327	35,086,469	114,830,508
Peter Chernin	864,132,973	33,169,823	114,830,508
Theodore J. Leonsis	841,770,857	55,531,939	114,830,508
Jan Leschly	859,898,672	37,404,124	114,830,508
Richard C. Levin	884,463,159	12,839,637	114,830,508
Richard A. McGinn	796,907,803	100,394,993	114,830,508
Edward D. Miller	864,026,610	33,276,186	114,830,508
Steven S Reinemund	879,843,542	17,459,254	114,830,508
Robert D. Walter	864,284,304	33,018,492	114,830,508
Ronald A. Williams	884,622,614	12,680,182	114,830,508
Peter W. Lindner	11	897,302,785	114,830,508

In a contested election, the Director nominees who receive the plurality of votes cast are elected as Directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the Board of Directors (the “Board”), regardless of whether they receive a majority of votes cast.  An election is considered contested under Section 6.3 of the Company’s certificate of incorporation if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the fourteenth day prior to the date on which the Company files its definitive proxy statement with the Securities and Exchange Commission.  For the election of Directors at the annual meeting of shareholders, based on a shareholder notice that the Company had received, there were more nominees than the number of Directors to be elected, and therefore, plurality voting governed the election of directors.

The shareholders elected all 13 of the Company’s nominees for director. Mr. Peter W. Lindner, a shareholder who nominated himself under the Company’s By-Laws as a candidate for director at the 2011 Annual Meeting, was not elected as a director of the Company.

All 13 of the Company’s nominees for director received over a majority of votes cast.

 2.           Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2011 were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
998,562,973	1,956,364	11,613,967	-0-

3.           Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
749,016,683	110,896,420	37,389,693	114,830,508

4.           Votes regarding an advisory (non-binding) vote on the frequency of the advisory vote on executive compensation were as follows:

ONE (1) YEAR	TWO (2) YEARS	THREE (3) YEARS	ABSTAIN	BROKER NON-VOTES
746,512,147	12,467,180	120,588,356	17,735,113	114,830,508

5.           Votes on a shareholder proposal relating to cumulative voting for Directors were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
236,171,981	648,526,928	12,603,887	114,830,508

6.           Votes on a shareholder proposal relating to the calling of special shareholder meetings were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
328,507,035	556,133,211	12,662,550	114,830,508

 7.           Votes on a shareholder proposal introduced from the floor by Mr. Peter W. Lindner relating to the American Express Code of Conduct were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
11	897,302,785	-0-	114,830,508

(d)  Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation:

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 5, 2011